Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended December 31, 2016
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB, PEIPRC

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
December 31, 2016

Table of Contents
Introduction
Definitions	1
Company Information	2
Market Capitalization and Capital Resources	3
Operating Results
Statement of Operations - Quarters and Years Ended December 31, 2016 and December 31, 2015	4
Computation of Earnings Per Share	5
Net Operating Income - Quarters and Years Ended December 31, 2016 and December 31, 2015	6
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended December 31, 2016 and December 31, 2015	7
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended December 31, 2016 and December 31, 2015	8
Reconciliation of Net Income (GAAP Measure) to Net Operating Income (Non GAAP Measure) - Consolidated Properties and Equity Method Investments, at Ownership Share (Non GAAP Measure) - Years Ended December 31, 2016 and December 31, 2015	9
Reconciliation of Net Income (GAAP Measure) to Net Operating Income (Non GAAP Measure) - Consolidated Properties and Equity Method Investments, at Ownership Share - Quarters Ended March 31, 2016 and 2015, June 30, 2016 and 2015 and September 30, 2016 and 2015.	10
Funds From Operations and Funds Available For Distribution - Quarters and Years Ended December 31, 2016 and December 31, 2015	11
Operating Statistics
Leasing Activity Summary - Quarter Ended December 31, 2016	12
Leasing Activity Summary - Year Ended December 31, 2016	13
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	14
Mall Occupancy Percentage and Sales Per Square Foot	15
Top Twenty Tenants	16
Lease Expirations	17
Property Information	18
Vacant Anchor Summary	22
Balance Sheet
Condensed Balance Sheet - Consolidated Balance Sheet	23
Condensed Balance Sheet - Unconsolidated Properties	24
Investment in Real Estate - Consolidated Properties	25
Investment in Real Estate - Equity Method Investments	26
Capital Expenditures	27
Debt Analysis	28
Debt Schedule	29
Selected Debt Ratios	30
Property Redevelopment Table	31
Forward Looking Statements	32

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations, as adjusted, per diluted share and OP Unit, which are non-GAAP measures, for the three and twelve months ended December 31, 2016 and 2015 to show the effect of acquisition costs, loss on hedge ineffectiveness, mortgage prepayment penalty and accelerated amortization of financing costs, and provision for employee separation expense, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to mortgage prepayment penalty, accelerated amortization of deferred financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented and held for sale as of December 31, 2016. Springfield Town Center is included in Same Store NOI for each of the second, third and fourth quarters of 2016 and 2015, and excluded for the years ended December 31, 2016 and 2015, respectively.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 30 retail properties, 26 of which are operating properties and four are development or redevelopment properties. The 26 operating retail properties have a total of 22.0 million square feet and include 22 shopping malls and four other retail properties. The operating properties are located in nine states. PREIT is headquartered in Philadelphia, Pennsylvania.
The above property counts do not include Beaver Valley Mall in Monaca, Pennsylvania and Crossroads Mall in Beckley, West Virginia because these properties were classified as “held for sale” as of December 31, 2016 and sold in January 2017.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: heather.crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015	2014
TRADING INFORMATION
Common Shares
High Price per share	$22.86	$23.37	$25.67	$25.34	$24.35
Low Price per share	$18.12	$19.42	$16.42	$18.65	$16.35
Closing Share Price (at the end of period)	$18.96	$21.87	$18.96	$21.87	$23.46
Series A Preferred Shares
High Price per share	$25.78	$26.40	$26.50	$27.62	$27.24
Low Price per share	$24.80	$24.23	$24.80	$24.23	$25.04
Closing Share Price (at the end of period)	$25.29	$25.81	$25.29	$25.81	$26.24
Series B Preferred Shares
High Price per share	$26.20	$26.30	$26.71	$26.89	$26.41
Low Price per share	$22.46	$25.13	$22.46	$25.09	$23.53
Closing Share Price (at the end of period)	$25.00	$25.65	$25.00	$25.65	$25.89
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,553	69,197	69,538	69,197	68,801
OP Units Outstanding	8,313	8,338	8,313	8,338	2,122
Total Common Shares and OP Units Outstanding	77,866	77,535	77,851	77,535	70,923
Equity Market Capitalization—Common Shares and OP Units	$1,476,049	$1,695,693	$1,476,049	$1,695,693	$1,663,848
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,677,299	$1,896,943	$1,677,299	$1,896,943	$1,865,098
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,428,894	$1,588,654	$1,428,894	$1,588,654	$1,598,257
Unsecured Debt Balance (2) (3)	547,000	465,000	547,000	465,000	130,000
Debt Capitalization	1,975,894	2,053,654	1,975,894	2,053,654	1,728,257
TOTAL MARKET CAPITALIZATION	$3,653,193	$3,950,597	$3,653,193	$3,950,597	$3,593,355
Equity Capitalization/Total Market Capitalization	45.9%	48.0%	45.9%	48.0%	51.9%
Debt Capitalization/Total Market Capitalization	54.1%	52.0%	54.1%	52.0%	48.1%
Unsecured Debt Balance/Total Debt	27.7%	22.6%	27.7%	22.6%	7.5%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	$—	$—	$—	$—	$0.11
Non-Dividend Distributions	0.21	0.21	0.84	0.84	0.69
Distributions per common share	$0.21	$0.21	$0.84	$0.84	$0.80
Annualized Dividend Yield (4)	4.4%	3.8%	4.4%	3.8%	3.4%
CAPITAL RESOURCES
Cash and Cash Equivalents	$21,892	$37,754	$21,892	$37,754	$47,721
Revolving Facility	400,000	400,000	400,000	400,000	400,000
Amount Outstanding	(147,000)	(65,000)	(147,000)	(65,000)	—
Letter of Credit	—	(7,852)	—	(7,852)	(7,135)
Available Revolving Facility (5)	253,000	327,148	253,000	327,148	392,865
Term Loans	550,000	400,000	550,000	400,000	250,000
Amount Borrowed	(400,000)	(400,000)	(400,000)	(400,000)	(130,000)
Available Term Loans (5)	150,000	—	150,000	—	120,000
TOTAL	$424,892	$364,902	$424,892	$364,902	$560,586
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	Includes our share of debt from equity method investments.

(2)	The unsecured debt balance includes a Revolving Facility balance of $147,000 as of December 31, 2016 and $65,000 as of December 31, 2015

(3)	The unsecured debt balance includes a Term Loan balance of $400,000 as of December 31, 2016, $400,000 as of December 31, 2015, and $130,000 as of December 31, 2014.

(4)	Based on closing share price at the end of the period.

(5)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may borrow as of December 31, 2016 within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $400.0 million aggregate Term Loans, is an aggregate of $207.4 million. Currently, the amount available to borrow is $338.6 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters and Twelve Months Ended December 31, 2016 and December 31, 2015
(in thousands)

	Quarter Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
REVENUE:
Base rent	$63,690	$71,888	$252,115	$271,957
Expense reimbursements	29,817	31,665	118,880	125,505
Percentage rent	3,585	4,012	5,245	5,724
Lease termination revenue	1,197	116	4,460	2,014
Other real estate revenue	5,853	8,030	13,897	14,997
Total real estate revenue	104,142	115,711	394,597	420,197
Other income	719	913	5,349	5,214
Total revenue	104,861	116,624	399,946	425,411
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(30,633)	(33,840)	(124,690)	(133,912)
Utilities	(3,837)	(4,255)	(17,053)	(19,674)
Other property operating expenses	(3,857)	(4,043)	(14,475)	(16,461)
Total property operating expenses	(38,327)	(42,138)	(156,218)	(170,047)
Depreciation and amortization	(34,452)	(36,709)	(126,669)	(142,647)
General and administrative expenses	(9,556)	(9,212)	(35,269)	(34,836)
Provision for employee separation expense	—	(1,951)	(1,355)	(2,087)
Acquisition costs and other expenses	(325)	(413)	(1,700)	(6,108)
Total operating expenses	(82,660)	(90,423)	(321,211)	(355,725)
Interest expense, net (1)	(17,113)	(20,157)	(70,724)	(81,096)
Impairment of assets	(38,014)	(53,998)	(62,603)	(140,318)
Total expenses	(137,787)	(164,578)	(454,538)	(577,139)
Loss before equity in income of partnerships and gains on sales interests in real estate and non operating real estate	(32,926)	(47,954)	(54,592)	(151,728)
Equity in income of partnerships	5,759	3,041	18,477	9,540
Gains on sales of interests in real estate, net	69	(24)	23,022	12,362
Gain on sale of interest in non operating real estate	371	216	380	259
Net loss	(26,727)	(44,721)	(12,713)	(129,567)
Less: net loss attributed to noncontrolling interest	2,867	4,811	1,365	12,884
Net loss attributable to PREIT	(23,860)	(39,910)	(11,348)	(116,683)
Less: preferred share dividends	(3,962)	(3,962)	(15,848)	(15,848)
Net loss attributable to PREIT common shareholders	$(27,822)	$(43,872)	$(27,196)	$(132,531)

(1)
Net of capitalized interest expense of $970 and $321 for the quarters ended December 31, 2016 and 2015, respectively, and $3,191 and $1,883 for the Twelve Months Ended December 31, 2016 and 2015, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Net loss	$(26,727)	$(44,721)	$(12,713)	$(129,567)
Noncontrolling interest	2,867	4,811	1,365	12,884
Dividends on preferred shares	(3,962)	(3,962)	(15,848)	(15,848)
Dividends on unvested restricted shares	(81)	(74)	(322)	(315)
Net loss used to calculate loss per share - basic and diluted	$(27,903)	$(43,946)	$(27,518)	$(132,846)

Basic loss per share:	$(0.40)	$(0.64)	$(0.40)	$(1.93)

Diluted loss per share:	$(0.40)	$(0.64)	(0.40)	(1.93)

Weighted average shares outstanding - basic	69,152	68,831	69,086	68,740
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	69,152	68,831	69,086	68,740

(1)
The Company had net losses used to calculate earnings per share for the quarters ended December 31, 2016 and 2015, and the years ended December 31, 2016 and 2015. Therefore, the effect of common share equivalents of 127 and 449 for the quarters ended December 31, 2016 and 2015, respectively and 191 and 485 for the years ended December 31, 2016 and 2015, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Net Operating Income
Quarterly and Twelve Months Ended December 31, 2016 and December 31, 2015
(in thousands)

	Same Store Net Operating Income (1)
	Net Operating Income				Excluding lease termination revenue
			Change				Change
	2016	2015	$	%	2016	2015	$	%
Quarter ended March 31	$57,869	$55,762	$2,107	3.8%	$57,698	$55,416	$2,282	4.1%
Quarter ended June 30	62,286	59,921	2,365	3.9%	62,226	59,851	2,375	4.0%
Quarter ended September 30	65,376	62,125	3,251	5.2%	61,606	60,785	821	1.4%
Quarter ended December 31	72,215	69,147	3,068	4.4%	70,254	69,052	1,202	1.7%
Average (2)	$257,746	$246,955	$10,791	4.4%	$251,784	$245,104	$6,680	2.7%

(1)	Includes our share of NOI from equity method investments.

(2)
Computed by averaging the Same Store NOI from the quarters ended March 31, June 30, September 30 and December 31 of 2016 and 2015. Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented and held for sale as of December 31, 2016. Springfield Town Center is included in Same Store NOI for the quarters ended June 30, September 30, and December 31, 2016 and 2015, respectfully, and excluded for the years ended December 31, 2016 and 2015, respectively.

Net Operating Income Reconciliation

	Quarter Ended December 31,
	Same Store		Non Same Store		Total
	2016	2015	2016	2015	2016	2015
NOI from consolidated properties	$63,168	$61,508	$2,647	$12,065	$65,815	$73,573
NOI attributable to equity method investments, at ownership share	9,047	7,639	1,913	1,189	10,960	8,828
Total NOI	$72,215	$69,147	$4,560	$13,254	$76,775	$82,401
Less: lease termination revenue	1,961	95	73	31	2,034	126
Total NOI - excluding lease termination revenue	$70,254	$69,052	$4,487	$13,223	$74,741	$82,275

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non GAAP Measure)
Quarters Ended December 31, 2016 and December 31, 2015
(in thousands)

	2016	2015
Net loss	$(26,727)	$(44,721)
Other income	(719)	(913)
Depreciation and amortization	34,452	36,709
General and administrative expenses	9,556	9,212
Provision for employee separation expense	—	1,951
Acquisition costs and other expenses	325	413
Interest expense, net	17,113	20,157
Impairment of assets	38,014	53,998
Equity in income of partnerships	(5,759)	(3,041)
Gains on sales of interests in real estate	(69)	24
Gains on sales of non operating real estate	(371)	(216)
NOI from consolidated properties (Non GAAP)	$65,815	$73,573

	Same Store		Non Same Store		Total
	2016	2015	2016	2015	2016	2015
Real estate revenue
Base rent	$60,167	$59,661	$3,523	$12,227	$63,690	$71,888
Expense reimbursements	29,188	28,808	629	2,857	29,817	31,665
Percentage rent	3,424	3,247	161	765	3,585	4,012
Lease termination revenue	1,124	85	73	31	1,197	116
Other real estate revenue	5,310	5,033	543	2,997	5,853	8,030
Total real estate revenue	99,213	96,834	4,929	18,877	104,142	115,711
Property operating expenses
CAM and real estate taxes	(28,868)	(28,154)	(1,765)	(5,686)	(30,633)	(33,840)
Utilities	(3,832)	(3,856)	(5)	(399)	(3,837)	(4,255)
Other property operating expenses	(3,345)	(3,316)	(512)	(727)	(3,857)	(4,043)
Total property operating expenses	(36,045)	(35,326)	(2,282)	(6,812)	(38,327)	(42,138)
NOI from consolidated properties (Non GAAP)	$63,168	$61,508	$2,647	$12,065	$65,815	$73,573

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non GAAP Measure)
Quarters Ended December 31, 2016 and December 31, 2015
(in thousands)

	2016	2015
Equity in income of partnerships	$5,759	$3,041
Depreciation and amortization	2,624	3,199
Interest expense and other expenses, net	2,577	2,588
NOI from equity method investments at ownership share (Non GAAP)	$10,960	$8,828

	Same Store		Non Same Store		Total
	2016	2015	2016	2015	2016	2015
Real estate revenue
Base rent	$7,214	$7,117	$1,597	$1,798	$8,811	$8,915
Expense reimbursements	3,332	3,133	972	638	4,304	3,771
Percentage rent	200	165	22	—	222	165
Lease termination revenue	837	10	—	—	837	10
Other real estate revenue	416	452	194	405	610	857
Total real estate revenue	11,999	10,877	2,785	2,841	14,784	13,718
Property operating expenses
CAM and real estate taxes	(2,082)	(2,230)	(669)	(1,346)	(2,751)	(3,576)
Utilities	(190)	(208)	(120)	(172)	(310)	(380)
Other property operating expenses	(680)	(800)	(83)	(134)	(763)	(934)
Total property operating expenses	(2,952)	(3,238)	(872)	(1,652)	(3,824)	(4,890)
NOI from equity method investments at ownership share (Non GAAP)	$9,047	$7,639	$1,913	$1,189	$10,960	$8,828

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income
Consolidated Properties and Equity Method Investments, at Ownership Share (Non GAAP Measure)
Twelve Months Ended December 31, 2016 and December 31, 2015
(in thousands)

The table below reconciles net income (loss) to NOI for our consolidated properties for the twelve months ended December 31, 2016 and 2015.

	Twelve Months Ended December 31,
	2016	2015
Net loss	$(12,713)	$(129,567)
Other income	(5,349)	(5,214)
Depreciation and amortization	126,669	142,647
General and administrative expenses	35,269	34,836
Employee separation expenses	1,355	2,087
Acquisition and other expenses	1,700	6,108
Interest expense	70,724	81,096
Impairment of assets	62,603	140,318
Equity in income of partnerships	(18,477)	(9,540)
Gains on sales of interests in real estate, net	(23,022)	(12,362)
Gains on sales of non operating real estate	(380)	(259)
NOI - consolidated properties (Non GAAP)	$238,379	$250,150

The table below reconciles equity in income of partnerships to NOI of equity method investments at ownership share for the twelve months ended December 31, 2016 and 2015.

	Twelve Months Ended December 31,
	2016	2015
Equity in income of partnerships	$18,477	$9,540
Depreciation and amortization	10,214	12,563
Interest and other expenses, net	10,306	10,415
NOI from equity method investments at ownership share (Non GAAP)	$38,997	$32,518

The table below presents total NOI and NOI excluding lease terminations for the twelve months ended December 31, 2016 and 2015.

	Twelve Months Ended December 31,
	2016	2015
Consolidated properties	$238,379	$250,150
Equity method investments at ownership share	38,997	32,518
Total NOI (non GAAP)	277,376	282,668
Less: Lease termination revenue	6,192	2,088
Total NOI excluding lease termination revenue	$271,184	$280,580

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income (Non GAAP Measure)
Consolidated Properties and Equity Method Investments, at Ownership Share
Quarters Ended March 31, 2016 and 2015, June 30, 2016 and 2015, and September 30, 2016 and 2015
(in thousands)

The table below reconciles net income (loss) to NOI of our consolidated properties for the quarters ended March 31, 2016 and 2015, June 30, 2016 and 2015, and September 30, 2016 and 2015.

	Quarter Ended March 31,		Quarter Ended June 30,		Quarter Ended September 30,
	2016	2015	2016	2015	2016	2015
Net income (loss)	$1,929	$(13,937)	$9,169	$(34,666)	$2,916	$(36,241)
Other income	(516)	(1,274)	(1,514)	(811)	(2,600)	(2,216)
Depreciation and amortization	33,735	33,189	31,662	36,641	26,820	36,108
General and administrative expenses	8,586	8,943	8,883	9,126	8,244	7,554
Provision for employee separation expense	535	—	658	—	162	136
Acquisition costs and other expenses	51	4,451	243	817	1,080	427
Interest expense, net	19,346	20,145	17,067	21,126	17,198	19,668
Impairment of assets	606	6,240	14,118	28,667	9,865	51,412
Equity in income of partnerships	(3,883)	(2,083)	(4,192)	(2,032)	(4,643)	(2,385)
Gains on sales of interests in real estate	(2,035)	—	(20,887)	—	(31)	(12,386)
Gains on sales of interests in non operating real estate	(9)	(43)	—	—	—	—
NOI - consolidated properties (non GAAP)	$58,345	$55,631	$55,207	$58,868	$59,011	$62,077
Less: Non Same Store NOI	7,157	6,339	(28)	5,548	1,121	6,624
Same Store NOI	$51,188	$49,292	$55,235	$53,320	$57,890	$55,453
Less: lease termination revenue	171	346	15	55	2,963	1,291
Total Same Store NOI excluding lease termination revenue	$51,017	$48,946	$55,220	$53,265	$54,927	$54,162

The table below reconciles equity in income of partnerships to NOI of equity method investments at ownership share for the quarters ended March 31, 2016 and 2015, June 30, 2016 and 2015, and September 30, 2016 and 2015.

	Quarter Ended March 31,		Quarter Ended June 30,		Quarter Ended September 30,
	2016	2015	2016	2015	2016	2015
Equity in income of partnerships	$3,883	$2,083	$4,192	$2,032	$4,643	$2,385
Depreciation and amortization	2,434	3,212	2,584	3,011	2,571	3,142
Interest expense and other expenses, net	2,581	2,667	2,578	2,580	2,571	2,579
NOI from equity method investments at ownership share (Non GAAP)	$8,898	$7,962	$9,354	$7,623	$9,785	$8,106
Less: Non Same Store NOI	2,217	1,492	2,303	1,022	2,299	1,434
Same Store NOI	$6,681	$6,470	$7,051	$6,601	$7,486	$6,672
Less: lease termination revenue	—	—	45	15	807	49
Total Same Store NOI excluding lease termination revenue	$6,681	$6,470	$7,006	$6,586	$6,679	$6,623

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution (Non GAAP measure)
(in thousands, except per share amounts)

	Quarter Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2016	2015	2016	2015
Net loss	$(26,727)	$(44,721)	$(12,713)	$(129,567)
Depreciation and amortization on real estate
Consolidated properties	34,083	36,341	125,192	141,142
PREIT's share of equity method investments	2,624	3,199	10,214	12,563
(Gains) adjustment to gains on sales of interests in real estate	(69)	24	(23,022)	(12,362)
Impairment of assets	38,014	53,998	62,603	140,318
Dividends on preferred shares	(3,962)	(3,962)	(15,848)	(15,848)
Funds from operations attributable to common shareholders and OP Unit holders	$43,963	$44,879	$146,426	$136,246
Accelerated amortization of financing costs and prepayment penalty	—	—	—	1,071
Acquisition costs	—	—	—	3,470
Provision for employee separation expense	—	1,951	1,355	2,087
Loss on hedge ineffectiveness	—	—	143	512
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$43,963	$46,830	$147,924	$143,386
Funds available for distribution
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$43,963	$46,830	$147,924	$143,386
Adjustments:
Straight line rent	$(732)	$(727)	$(2,909)	$(2,491)
Recurring capital expenditures	(9,850)	(9,691)	(20,618)	(19,538)
Tenant allowances	(7,978)	(5,950)	(31,024)	(22,611)
Capitalized leasing costs	(1,707)	(1,417)	(6,101)	(6,255)
Amortization of above- and below-market lease intangibles	(55)	(146)	(606)	(252)
Funds available for distribution to common shareholders and OP Unit holders	$23,641	28,899	86,666	92,239
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.57	$0.58	$1.89	$1.79
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.57	$0.60	$1.91	$1.89
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit	$0.30	$0.37	$1.12	$1.21
PAYOUT RATIOS (1)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			44.4%	46.9%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			43.3%	44.4%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			77.8%	69.4%
Weighted average number of shares outstanding	69,152	68,831	69,086	68,740
Weighted average effect of full conversion of OP Units	8,313	8,341	8,324	6,830
Effect of common share equivalents	127	449	191	485
Total weighted average shares outstanding, including OP Units	77,592	77,621	77,601	76,055

(1)	Twelve months ended December 31, 2016 and December 31, 2015, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended December 31, 2016

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	30	76,038	7.1	$54.86	N/A	N/A	N/A	N/A	$6.35
Over 10k sf	4	75,453	10.0	34.44	N/A	N/A	N/A	N/A	17.53
Total New Leases	34	151,491	7.4	$44.69	N/A	N/A	N/A	N/A	$12.44
Renewal Leases
Under 10k sf	72	162,976	3.8	48.40	49.22	(0.82)	(1.7)%	4.4%	$0.32
Over 10k sf	—	—	—	—	—	—	—%	—%	—
Total Fixed Rent	72	162,976	3.8	$48.40	$49.22	$(0.82)	(1.7)%	4.4%	$0.32
Percentage in Lieu	—	—	—	—	—	—	—%	N/A	—
Total Renewal Leases	72	162,976	3.8	$48.40	$49.22	$(0.82)	(1.7)%	N/A	$0.32
Total Non Anchor (4)	106	314,467	5.0	$46.61
Anchor
New Leases	1	86,332	99.0	$3.69	N/A	N/A	N/A	N/A	$0.83
Renewal Leases	1	158,746	5.0	$2.71	$2.71	$—	—%	N/A	$—
Total (5)	2	245,078	38.1	$3.06

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)	Includes seven leases and 33,973 square feet of GLA with respect to our unconsolidated partnerships.

(5)
Includes nine leases totaling 30,592 square feet with respect to a tenant whose leases were restructured and extended following a bankruptcy filing. Excluding these leases, the initial gross rent spread was 6.2% for leases under 10,000 square feet and 6.2% for all non-anchor leases. Excluding these leases, the average rent spread was 12.0% for leases under 10,000 square feet and 12.0% for all non-anchor leases.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Twelve Months Ended December 31, 2016

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	109	265,061	7.3	$54.76	N/A	N/A	N/A	N/A	$8.61
Over 10k sf	8	185,606	10.0	25.32	N/A	N/A	N/A	N/A	12.75
Total New Leases	117	450,667	7.5	$42.64	N/A	N/A	N/A	N/A	$10.51
Renewal Leases
Under 10k sf	214	546,268	4.0	$52.24	$49.84	$2.40	4.8%	11.8%	$0.31
Over 10k sf	6	147,035	4.0	15.45	14.42	1.03	7.1%	8.5%	—
Total Fixed Rent	220	693,303	4.0	$44.44	$42.33	$2.11	5.0%	11.6%	$0.24
Percentage in Lieu	10	61,718	2.3	14.61	15.54	(0.93)	(6.0)%	N/A	—
Total Renewal Leases	230	755,021	3.9	$42.00	$40.14	$1.86	4.6%	N/A	$0.23
Total Non Anchor (4)	347	1,205,688	5.2	$42.24
Anchor
New Leases	2	176,332	54.5	$10.28	N/A	N/A	N/A	N/A	$2.65
Renewal Leases	10	1,075,044	5.1	3.90	3.78	0.12	3.2%	N/A	0.14
Total (5)	12	1,251,376	12.1	$4.80

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)	Includes 25 leases and 85,603 square feet of GLA with respect to our unconsolidated partnerships.

(5)
Includes nine leases totaling 30,592 square feet with respect to a tenant whose leases were restructured and extended following a bankruptcy filing. Excluding these leases, the initial gross rent spread was 7.2% for leases under 10,000 square feet and 6.8% for all non-anchor leases. Excluding these leases, the average rent spread was 14.3% for leases under 10,000 square feet and 13.8% for all non-anchor leases.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	December 31, 2016								December 31, 2015
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls	86.9%	$464	$56.99	13.1%	95.9%	93.5%	96.8%	94.4%	80.8%	$457	$55.97	13.0%	95.1%	93.5%
Other Retail Properties	5.1%	N/A	$26.89	N/A	94.4%	93.9%	94.4%	93.9%	3.6%	N/A	$25.28	N/A	96.6%	96.3%
Total Retail Properties	92.0%	N/A	$50.64	N/A	95.7%	93.6%	96.6%	94.3%	84.5%	N/A	$48.98	N/A	95.2%	93.9%
Sold Properties (3)	5.3%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.8%	$308	$30.76	N/A	94.8%	93.1%
Other Properties (4)	2.7%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.7%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$464	$50.64		95.7%	93.6%	96.6%	94.3%	100.0%	$432	$46.29		95.0%	93.5%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $20.60 per square foot as of December 31, 2016 and $19.13 per square foot as of December 31, 2015.

(3)
Sold properties include Beaver Valley Mall, Crossroads Mall, Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Voorhees Town Center, Washington Crown Center, Wiregrass Commons Mall, and two street level retail properties. Average comp sales information as of December 31, 2015 includes Beaver Valley Mall, Crossroads Mall, Gadsden Mall, Lycoming Mall, New River Valley Mall, Palmer Park Mall, Voorhees Town Center, Washington Crown Center and Wiregrass Commons Mall.

(4)	Operating metrics for Fashion Outlets of Philadelphia as of December 31, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	December 31, 2016			December 31, 2015			Change
	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)
Malls
Cherry Hill Mall	$658	94.9%	93.9%	$652	96.8%	96.1%	0.9%	(2.0)%	(2.3)%
Willow Grove Park	632	97.2%	94.4%	571	99.3%	98.6%	10.7%	(2.1)%	(4.3)%
Lehigh Valley Mall	570	97.1%	95.3%	566	96.9%	94.9%	0.7%	0.2%	0.4%
Woodland Mall	536	98.7%	97.7%	537	99.6%	99.6%	(0.2)%	(0.9)%	(1.9)%
Springfield Town Center	525	91.3%	88.3%	507	85.8%	80.8%	3.6%	6.4%	9.3%
Jacksonville Mall	490	98.0%	96.0%	489	98.2%	96.4%	0.2%	(0.2)%	(0.4)%
Dartmouth Mall	466	94.4%	90.8%	432	99.0%	98.4%	7.9%	(4.6)%	(7.7)%
The Mall at Prince Georges	451	98.4%	96.6%	461	98.3%	96.3%	(2.2)%	0.1%	0.3%
Patrick Henry Mall	437	95.6%	93.6%	420	95.6%	93.6%	4.0%	—%	—%
Viewmont Mall	429	99.0%	98.3%	445	99.3%	98.2%	(3.6)%	(0.3)%	0.1%
Magnolia Mall	422	99.3%	98.5%	388	99.3%	98.5%	8.8%	—%	—%
Valley Mall	416	98.8%	97.9%	409	97.6%	96.0%	1.7%	1.2%	2.0%
Capital City Mall	411	98.9%	98.2%	406	98.6%	97.6%	1.2%	0.3%	0.6%
Springfield Mall	407	93.5%	93.5%	408	98.1%	98.1%	(0.2)%	(4.7)%	(4.7)%
Valley View Mall	384	96.1%	94.8%	383	96.5%	95.3%	0.3%	(0.4)%	(0.5)%
Wyoming Valley Mall	381	95.0%	85.8%	391	95.1%	85.8%	(2.6)%	(0.1)%	—%
Cumberland Mall	376	97.6%	96.1%	340	88.7%	94.0%	10.6%	10.0%	2.2%
Francis Scott Key Mall	360	96.6%	94.7%	363	98.6%	97.8%	(0.8)%	(2.0)%	(3.2)%
Moorestown Mall	358	94.1%	87.1%	361	94.3%	87.4%	(0.8)%	(0.2)%	(0.3)%
Plymouth Meeting Mall	333	94.4%	91.2%	333	93.5%	90.1%	—%	1.0%	1.2%
Exton Square Mall	331	86.3%	86.2%	328	79.7%	87.4%	0.9%	8.3%	(1.4)%
Logan Valley Mall	321	97.3%	93.5%	328	95.4%	89.0%	(2.1)%	2.0%	5.1%
Malls	$464	95.9%	93.5%	$457	95.1%	93.5%	1.5%	0.8%	—%

(1)
Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months excluding Springfield Town Center which is 12 months.

(2)	Average comp sales and total and non anchor occupancy for Fashion Outlets of Philadelphia as of December 31, 2016 and 2015, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants(1)

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	41	6	47	3.9%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	42	8	50	3.7%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	64	9	73	3.0%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	20	9	29	2.6%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	21	4	25	2.5%
J.C. Penney Company, Inc.	JC Penney	17	1	18	2.2%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	31	7	38	2.0%
Macy's, Inc. (3)	Bloomingdale's, Macy's	20	2	22	1.8%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	50	8	58	1.8%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	7	2	9	1.7%
Forever 21, Inc.	Forever 21	8	1	9	1.5%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	30	6	36	1.4%
Advent CR Holdings, Inc.	Charlotte Russe	14	2	16	1.4%
Regal Entertainment Group	Regal Cinemas	4	—	4	1.4%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	9	3	12	1.1%
The Children's Place Retail Stores, Inc.	The Children's Place	16	2	18	1.1%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.0%
H&M Hennes & Mauritz L.P.	H & M	13	—	13	1.0%
Shoe Show, Inc.	Shoe Dept., Shoe Dept. Encore	15	2	17	0.9%
Best Buy Co., Inc.	Best Buy, Best Buy Mobile	17	3	20	0.9%
Total Top 20 Tenants		447	75	522	37.0%
Total Leases		1,744	358	2,102	100.0%

(1)	Excludes tenants from Fashion Outlets of Philadelphia which is under redevelopment. Also excludes tenants from Beaver Valley Mall and Crossroads Mall as those properties were sold in January 2017.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of December 31, 2016.

(3)	Includes tenant owned stores at Moorestown Mall and Valley View Mall and a store owned by a third party at Plymouth Meeting Mall which the tenant announced that it intends to close in 2017.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of December 31, 2016
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016 and Prior	119	316,675	3.6%	$15,977	$14,342	4.6%	$50.45
2017	324	876,177	10.0%	41,029	36,688	11.8%	46.83
2018	256	1,084,242	12.4%	42,123	38,032	12.3%	38.85
2019	248	916,018	10.4%	37,769	34,066	11.0%	41.23
2020	186	1,029,919	11.7%	32,307	27,344	8.8%	31.37
2021	165	822,800	9.4%	29,393	24,990	8.1%	35.72
2022	112	419,534	4.8%	20,760	17,964	5.8%	49.48
2023	122	638,164	7.3%	25,815	22,526	7.3%	40.45
2024	136	517,811	5.9%	27,880	26,003	8.4%	53.84
2025	190	804,599	9.2%	37,814	28,474	9.2%	47.00
2026	128	599,959	6.8%	26,060	19,310	6.2%	43.44
Thereafter	68	742,685	8.5%	20,841	19,869	6.5%	28.06
Total/Average	2,054	8,768,583	100.0%	$357,768	$309,608	100.0%	$40.80

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2017	2	303,164	5.0%	$588	$439	1.6%	$1.94
2018	4	466,069	7.7%	2,381	2,381	8.8%	5.11
2019	10	1,311,091	21.7%	4,885	4,885	18.1%	3.73
2020	8	1,027,661	17.0%	5,636	5,636	21.0%	5.48
2021	9	979,841	16.2%	5,652	4,444	16.5%	5.77
2022	8	1,109,331	18.4%	4,531	4,328	16.1%	4.08
2023	—	—	—%	—	—	—%	—
2024	—	—	—%	—	—	—%	—
2025	2	390,245	6.5%	1,270	1,270	4.7%	3.25
2026	—	—	—%	—	—	—%	—
Thereafter	5	453,578	7.5%	3,534	3,534	13.2%	7.79
Total/Average	48	6,040,980	100.0%	$28,477	$26,917	100.0%	$4.71

(1)	Only includes owned space. Excludes tenants from Fashion Outlets of Philadelphia. Excludes tenants from Beaver Valley Mall and Crossroads Mall because those properties were sold in January 2017.

(2)
Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 812,877 square feet, including Sears at Woodland Mall (312,965 square feet).

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2016

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Malls
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	53,787	184,339	5,354	618,083
		Sears	(3)	101,476
		Field and Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	216,742	428,985	41,804	1,304,416
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington Coat Factory	2019	80,983	BJ's Wholesale Club	117,889	189,559	164,478	16,278	950,986
		The Home Depot	2019	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2019				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	82,696	164,350	29,707	670,201
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall (1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	58,269	260,639	110,698	991,478
		Sears	2019	144,301
		Round 1	2027	58,371
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	129,702	193,860	20,819	756,040
		Sears	2018	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			112,810	130,256	10,073	495,254
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	179,478	378,119	27,767	1,169,350
		Macy's	2017	212,000
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2016 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
Logan Valley Mall	Altoona, PA	JCPenney	2022	146,497			101,388	207,831	21,533	785,009
		Macy's	2020	149,197
		Sears	2019	158,563
Magnolia Mall	Florence, SC	Belk	2021	115,793			54,310	172,180	4,161	618,769
		Best Buy	2018	32,054
		JCPenney	2022	104,107
		Sears	(3)	91,164
		Dick's Sporting Goods	2018				45,000
Moorestown Mall	Moorestown, NJ	Boscov's	2020	202,765	Lord & Taylor	121,200	32,504	210,582	44,620	1,075,105
		Sears	2022	205,591	Macy's	200,000
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	57,684	219,646	18,976	715,925
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2021	188,429	Macy's	214,635	150,414	219,861	40,132	926,626
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
Springfield Mall	Springfield, PA				Macy's	192,000	10,287	198,477	14,530	611,193
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	168,679	326,276	92,119	1,395,528
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2016 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			174,670	248,065	14,664	917,018
		Macy's	2018	195,655
		Target	2019	135,186
Valley Mall	Hagerstown, MD	Bon -Ton	2019	123,094	Macy's(2)	120,000	95,023	233,221	8,194	913,446
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	164,454	14,391	628,166
					Macy's	100,000
					Sears	113,252
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	164,369	4,278	577,613
Willow Grove Park	Willow Grove, PA	JCPenney	2032	124,660	Bloomingdale's	237,537	88,284	265,912	21,167	1,178,476
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI	Sears	(4)	312,965	JCPenney	254,905	163,473	266,299	9,944	1,164,902
					Macy's	157,316
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2027	155,392			90,540	182,336	45,311	910,297
		JCPenney	2022	172,860
		Macy's	2020	146,381
		Sears	2018	117,477
Total Malls				6,227,140		4,600,955	2,944,731	4,984,535	616,520	19,373,881
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2016 (continued)

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA

Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	298,623	33,988	369,914
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	204,994	15,207	43,091	462,882
					Weis Market	65,032
Total Other Retail Properties				126,805		747,942	928,395	424,263	88,107	2,315,512
Portfolio Total				6,353,945		5,348,897	3,873,126	5,408,798	704,627	21,689,393

(1)Vacant GLA includes 59,629 square feet from former JCPenney store which closed in the second quarter of 2015.
(2)Macy's closed this tenant owned store in March 2016.
(3)Leases terminated in Q1 2017.
(4)Sears at Woodland Mall (312,965 square feet) is occupying space under a license agreement with an initial term of less than one year.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary

	Former/Existing Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed/Closing	Date Decommissioned	Name	GLA '000's	Actual/Targeted Occupancy Date
Completed:
Cumberland Mall	JC Penney (1)	51	Q3 2015	Q3 2015	Dick's Sporting Goods	50	Q4 2016
Exton Square Mall	JC Penney (1)	118	Q2 2015	n/a	Round 1	58	Q4 2016
In process:
Exton Square Mall	K-mart (1)	96	Q1 2016	Q2 2016	Whole Foods	58	Q4 2017
Valley Mall	Macy's (2)(5)	120	Q1 2016	n/a	To be determined
Viewmont Mall	Sears (1)	193	Q3 2016		Dick's Sporting Goods/Field & Stream	90	Q4 2017
					Home Goods	23	Q4 2017
Pending:
Capital City Mall	Sears (1)	101	Q1 2017	n/a	Dick's Sporting Goods	62	Q3 2017
					Junior anchor, restaurants and small shop space	55
Woodland Mall	Sears (1)(4)	313	Q2 2017	n/a	Von Maur,	86	Q4 2019
					Junior anchor, restaurants and small shop space	203	Q4 2019
Magnolia Mall	Sears (1)	91	Q1 2017	n/a	Burlington	46	Q4 2017
					Junior anchor and small shop space
Plymouth Meeting Mall	Macy's (3)	215	Q1 2017	n/a	To be determined
Moorestown Mall	Macy's (2)	200	Q1 2017	n/a	To be determined
Valley View Mall	Macy's (2)(5)	100	Q1 2017	n/a	To be determined

(1)	PREIT owned

(2)	Tenant owned

(3)	Third party owned

(4)	Purchased by PREIT from tenant in the fourth quarter of 2016, under license to Sears until April 30, 2017

(5)	Under contract of sale with PREIT; Macy's at Valley Mall is closed, Macy's at Valley View Mall will close March 31, 2017

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
(in thousands, except per share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Investments in real estate, at cost
Operating properties	$3,196,529	$3,297,520
Construction in progress (CIP)	97,575	64,019
Land held for development	5,910	6,350
Total investments in real estate	3,300,014	3,367,889
Accumulated depreciation	(1,060,845)	(1,015,647)
Net investments in real estate	2,239,169	2,352,242
Investments in partnerships, at equity	168,608	161,029
Other assets:
Cash and cash equivalents	9,803	22,855
Rent and other receivables (1)	39,026	40,324
Intangible assets, net	19,746	22,248
Deferred costs and other assets, net	93,800	75,450
Assets held for sale	46,680	126,244
Total other assets	209,055	287,121
Total assets	$2,616,832	$2,800,392
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,222,859	$1,321,331
Term Loans	397,043	398,040
Revolving Facility	147,000	65,000
Tenants’ deposits and deferred rent	13,262	14,631
Distributions in excess of partnership investments	61,833	65,547
Fair value of derivative instruments	1,520	2,756
Liabilities related to assets held for sale	2,658	69,918
Other liabilities	68,251	78,539
Total liabilities	1,914,426	2,015,762
Equity:
Total equity	702,406	784,630
Total liabilities and equity	$2,616,832	$2,800,392

(1)	Total includes straight line rent of $23.7 million as of December 31, 2016 and $27.9 million as of December 31, 2015.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands, except per share amounts)

	December 31, 2016	December 31, 2015
ASSETS:
Investments in real estate, at cost:
Operating properties	$307,001	$302,570
Construction in progress	82,295	62,642
Total investments in real estate	389,296	365,212
Accumulated depreciation	(105,546)	(95,768)
Net investments in real estate	283,750	269,444
Cash and cash equivalents	12,089	14,899
Deferred costs and other assets, net	17,978	19,484
Total assets	313,817	303,827
LIABILITIES:
Mortgage loans payable	200,876	201,272
Other liabilities	6,166	7,073
Total liabilities	207,042	208,345
Net investment	$106,775	$95,482
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$168,608	$161,029
Distributions in excess of partnership investments	(61,833)	(65,547)
Net investment	$106,775	$95,482

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, changes in our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	December 31, 2016				December 31, 2015
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	112,256	228	40,264	72,220	108,254	30	37,284	71,000
Cherry Hill Mall	471,953	422	209,950	262,425	472,726	—	185,049	287,677
Cumberland Mall	81,805	533	22,351	59,987	70,791	301	19,560	51,532
Dartmouth Mall	70,324	35	35,902	34,457	67,822	—	33,870	33,952
Exton Square Mall	165,118	21,360	48,842	137,636	157,807	3,919	44,755	116,971
Francis Scott Key Mall	93,467	1	35,118	58,350	90,349	—	31,647	58,702
Jacksonville Mall	85,889	—	32,792	53,097	84,467	—	29,963	54,504
Logan Valley Mall	107,813	—	37,613	70,200	101,991	2,381	34,302	70,070
Magnolia Mall	90,582	973	41,993	49,562	90,095	4	39,537	50,562
Moorestown Mall	152,227	18	51,616	100,629	144,173	379	44,234	100,318
Patrick Henry Mall	151,733	640	62,121	90,252	145,852	—	58,362	87,490
Plymouth Meeting Mall	177,112	3,752	71,186	109,678	174,040	86	61,886	112,240
The Mall at Prince Georges	108,120	1,549	51,459	58,210	103,950	—	48,364	55,586
Springfield Town Center	485,265	—	21,922	463,343	474,984	—	8,545	466,439
Valley Mall	109,806	40	39,363	70,483	101,594	892	34,843	67,643
Valley View Mall	79,376	—	24,710	54,666	79,009	—	22,841	56,168
Viewmont Mall	102,498	6,096	36,930	71,664	101,679	22	32,920	68,781
Willow Grove Park	241,252	—	88,976	152,276	238,499	200	80,707	157,992
Woodland Mall	196,014	28,692	63,204	161,502	193,801	—	57,033	136,768
Wyoming Valley Mall	113,919	7	44,533	69,393	112,869	—	40,801	72,068
Total Malls	3,196,529	64,346	1,060,845	2,200,030	3,114,752	8,214	946,503	2,176,463
Properties Under Development
Springhills	—	19,229	—	19,229	—	19,229	—	19,229
White Clay Point	—	14,000	—	14,000	—	34,786	—	34,786
Total Properties Under Development	—	33,229	—	33,229	—	54,015	—	54,015
Sold and Other Properties
Beaver Valley Mall (1)	—	—	—	—	75,451	—	33,555	41,896
Crossroads Mall (1)	—	—	—	—	49,253	198	16,811	32,640
Washington Crown Center (2)	—	—	—	—	52,059	—	18,550	33,509
Land held for development	5,910	—	—	5,910	6,350	—	—	6,350
Voorhees Town Center Office Building (3)	—	—	—	—	4,490	—	142	4,348
Monroe Marketplace	—	—	—	—	1,515	—	86	1,429
Sunrise Plaza	—	—	—	—	—	1,592	—	1,592
Total Sold and Other Properties	5,910	—	—	5,910	189,118	1,790	69,144	121,764
Total Investment in Real Estate	$3,202,439	$97,575	$1,060,845	$2,239,169	$3,303,870	$64,019	$1,015,647	$2,352,242
(1)Investment in real estate has been reclassified to assets held for sale on the balance sheet. Property was sold in January 2017.
(2)Property was sold in the third quarter of 2016.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	December 31, 2016				December 31, 2015
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion Outlets of Philadelphia (1)	$83,780	$81,113	$16,798	$148,095	$84,532	$60,727	$13,381	$131,878
Lehigh Valley Mall	47,786	265	26,296	21,755	46,883	677	24,743	22,817
Springfield Mall	57,462	66	19,474	38,054	57,355	59	18,139	39,275
Total Unconsolidated Malls	189,028	81,444	62,568	207,904	188,770	61,463	56,263	193,970
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,793	29	1,514	26,308	25,835	364	414	25,785
Metroplex Shopping Center	42,918	26	24,200	18,744	42,913	30	23,635	19,308
The Court at Oxford Valley	28,970	9	11,571	17,408	27,335	—	10,085	17,250
Red Rose Commons	11,996	3	3,451	8,548	11,421	—	3,239	8,182
Total Unconsolidated Other Retail Properties	111,677	67	40,736	71,008	107,504	394	37,373	70,525
Unconsolidated Properties Under Development
Pavilion at Market East	6,296	784	2,242	4,838	6,296	785	2,132	4,949
Total Unconsolidated Properties Under Development	6,296	784	2,242	4,838	6,296	785	2,132	4,949
TOTAL INVESTMENT IN REAL ESTATE	$307,001	$82,295	$105,546	$283,750	$302,570	$62,642	$95,768	$269,444
(1) CIP includes $36.5 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended December 31, 2016			Year Ended December 31, 2016
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$48,701	$7,087	$55,788	$94,920	$20,030	$114,950
New development projects	—	—	—	—	1,006	1,006
Renovation with no incremental GLA	2	—	2	103	—	103
Tenant allowances	7,735	243	7,978	30,158	866	31,024
Recurring capital expenditures:
CAM expenditures	8,936	273	9,209	17,813	659	18,472
Non-CAM expenditures	594	47	641	1,616	530	2,146
Total recurring capital expenditures	9,530	320	9,850	19,429	1,189	20,618
Total	$65,968	$7,650	$73,618	$144,610	$23,091	$167,701

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of December 31, 2016
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,221,541	61.8%	$5,844	0.3%	$1,227,385	62.1%
Unconsolidated mortgage loans payable (3)	177,189	9.0%	24,321	1.2%	201,510	10.2%
Term Loans (4)	378,050	19.1%	21,950	1.2%	400,000	20.3%
2013 Revolving Facility	—	—%	147,000	7.4%	147,000	7.4%
TOTAL OUTSTANDING DEBT	$1,776,780	89.9%	$199,115	10.1%	$1,975,895	100.0%
AVERAGE STATED INTEREST RATE	4.07%		2.05%		3.87%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $4,526.

(3)	Reflects our share of debt of equity method investees. Excludes our share of deferred financing costs of $634.

(4)	Excludes deferred financing costs of $2,957.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	9/30/2016	$1,434,436	$115,000	$400,000	$1,949,436
Mortgage loan amortization, including our share of debt equity method investees		(6,008)	—	—	(6,008)
Gloucester Premium Outlet borrowing		467			467
2013 Revolving Facility, net		—	32,000	—	32,000
Ending Balance	12/31/2016	$1,428,895	$147,000	$400,000	$1,975,895
Weighted Average Balance		$1,432,884	$122,304	$400,000	$1,955,188

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2017	21,362	(1,339)	153,283	—	—	(749)	172,557
2018	22,243	(926)	89,450	147,000	—	(749)	257,018
2019	23,181	(868)	—	—	150,000	(574)	171,739
2020	23,003	(817)	85,680	—	150,000	(484)	257,382
2021	20,988	(472)	216,760	—	100,000	(401)	336,875
Thereafter	37,760	(738)	735,185	—	—	—	772,207
	$148,537	$(5,160)	$1,280,358	$147,000	$400,000	$(2,957)	$1,967,778

(1)
The weighted average period to mortgage loan maturity is 5.26 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2017	$153,340	5.47%
2018	89,450	3.28%
2019	—	N/A
2020	92,519	5.90%
2021	227,770	3.58%
Thereafter	865,816	4.26%
Total	$1,428,895	4.32%

(1)	Includes our share of debt of equity method investees.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of December 31, 2016
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
The Mall at Prince Georges	$150,000	5.51%	$8,407	$150,000	June 2017	June 2017
Francis Scott Key Mall (1)	62,625	3.71%	2,311	62,625	Mar 2018	Mar 2018
Valley View Mall	29,169	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall (2)	63,350	5.88%	4,972	58,519	July 2020	July 2020
Viewmont Mall (1)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (1)	128,880	3.02%	5,566	121,600	Apr 2021	Apr 2021
Red Rose Commons (2)	13,713	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley (2)	28,177	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	61,107	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	46,588	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	287,124	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	62,460	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (2)	40,040	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	76,137	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	94,029	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (2)	31,909	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	166,422	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,398,730	4.37%	$82,436	$1,250,250
Variable Rate Mortgage Loans
Pavilion East Associates (2)	$3,340	3.44%	$201	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	3.22%	188	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets (2)	20,981	2.02%	423	20,981	Jun 2018	Jun 2019
Total Variable Rate Mortgage Loans	$30,165	2.41%	$812	$30,108
Total Mortgage Loans	$1,428,895	4.32%	$83,248	$1,280,358
CONSOLIDATED MORTGAGE LOANS	$1,227,385	4.22%	$69,834	$1,099,614
CONSOLIDATED DEFERRED FINANCING FEES	(4,526)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS (2)	201,510	4.94%	13,414	180,744
UNCONSOLIDATED DEFERRED FINANCING FEES (2)	(634)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (1)	150,000	3.10%	4,652	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (1)	100,000	2.95%	2,947	100,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (1)	128,050	2.87%	3,670	128,050	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	21,950	2.22%	487	21,950	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(2,957)	N/A	N/A	N/A
2013 REVOLVING FACILITY	147,000	1.95%	2,864	147,000	June 2018	June 2020
Total	$1,967,778	3.87%	$97,868	$1,827,358
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.15%	—	—
EFFECTIVE INTEREST RATE	$1,967,778	4.02%	$97,868	$1,827,358

(1)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(2)	Includes our share of debt of equity method investees, based on our ownership percentage.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

December 31, 2016
Consolidated Liabilities to Gross Asset Value	51.12%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	35.41%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.12
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	5.53
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	15.17%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2015 Annual Report on Form 10-K dated February 26, 2016.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of December 31, 2016

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion Outlets of Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305-$365	$50.9	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail, destination dining and entertainment experiences.

Woodland Mall Grand Rapids, MI	$106-$114	$106-$114	$27.7	7-8%	2017	2019	2020
-Upgrade of existing tenant mix inclusive of 90,000 square foot Von Maur, along with an array of high-quality retail in enclosed small shop space and 30,000 square feet of quality polished casual restaurants, will join the roster, replacing a Sears store, in 2019.

The Mall at Prince Georges Hyattsville, MD	$30-$31	$30-31	$4.6	8-9%	2016	2018	2019
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing planned.

Plymouth Meeting Mall Plymouth Meeting, PA	$7	$7	$4.7	8-9%	2016	2017	2018
-Addition of 33,000 sf Legoland Discovery Center, one of nine in the United States.

Anchor replacements:

Capital City Mall Camp Hill, PA	$28-$30	$28-30	$0.1	7-9%	2017	2017	2019
-58,000 square foot Dick’s Sporting Goods will replace Sears along with 2-3 additional, exterior-access medium boxes.

Exton Square Mall - Phase I Exton, PA	$29	$29	$28.0	9-10%	2016	2017	2018
-55,000 sf Whole Foods to open on site of K-Mart in 2017; -Addition of first to market entertainment complex, Round 1, in the former JCPenney anchor store location.

Magnolia Mall Florence, SC	$15-$19	$15-$19	$1.0	7-9%	2017	2017	2019
-60,000 square foot, first-to-market Burlington will replace Sears along with 2 additional, exterior-access medium boxes.

Viewmont Mall Scranton, PA	$21-$22	$21-$22	$6.1	8-9%	2016	2017	2018
-Dick's Sporting Goods/Field & Stream concept and HomeGoods to replace Sears anchor store location.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. When used, the words “anticipate,” “believe,” “estimate,” “target,” “goal,” ”expect,” “intend.” “may,” “plan,” “project,” “result,” “should,” “will,” and similar expressions, which do not relate solely to historical matters, are intended to identify  forward looking statements.  We caution investors that any forward looking statements presented in this presentation and the documents that we may incorporate by reference into this document are based on management’s beliefs and assumptions made by, and currently available to management. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	our substantial debt and the liquidation preference of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.